UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to Rule 14a-12

ENERGOUS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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3590 North First Street, Suite 210
San Jose, California 95134

April 17, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Energous Corporation to be held at 11:00 a.m., local time, on Thursday, May 21, 2015, at the Company’s corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California.

We look forward to your attending either in person or by proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of 2015 Annual Meeting and Proxy Statement. Please give this material your careful attention.

Very truly yours,

 Stephen R. Rizzone
President and Chief Executive Officer

ENERGOUS CORPORATION
3590 North First Street, Suite 210
San Jose, California 95134

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2015

To the Stockholders of Energous Corporation:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Energous Corporation, a Delaware corporation, will be held on Thursday, May 21, 2015 at 11:00 a.m., local time, at the Company’s corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California, for the following purposes:

1.	To elect the six nominees to the Board of Directors nominated by the Board of Directors.

2.	To approve the Energous Corporation Employee Stock Purchase Plan.

3.	To approve the Energous Corporation 2015 Performance Share Unit Plan.

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2015.

5.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 10, 2015, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. If you plan to attend the annual meeting and you require directions, please call us at (408) 963-0200.

By Order of the Board of Directors,

Stephen R. Rizzone
President and Chief Executive Officer

San Jose, California
April 17, 2015

PROXY STATEMENT
TABLE OF CONTENTS

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3590 North First Street, Suite 210
San Jose, California 95134

PROXY STATEMENT

The Board of Directors (the “Board”) of Energous Corporation (the “Company,” “Energous,” “we,” “us” or “our”) is providing these materials to you in connection with Energous’ annual meeting of stockholders. The annual meeting will take place on Thursday, May 21, 2015, 11:00 a.m., local time, at the Company’s corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California. This proxy statement and the accompanying notice and form of proxy are expected to be first sent to stockholders on or about April 17, 2015.

GENERAL INFORMATION

Why am I receiving these materials?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. The proxy statement includes information that we are required to provide you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board of Directors is asking for your proxy. This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	the Proxy Statement for the annual meeting;

•	a proxy card for the annual meeting; and

•	the 2014 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2014.

What items will be voted on at the annual meeting?

There are four proposals scheduled to be voted on at the annual meeting:

•	the election of the nominees to the Board nominated by our Board of Directors;

•	the approval of the Energous Corporation Employee Stock Purchase Plan;

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•	the approval of the Energous Corporation 2015 Performance Share Unit Plan; and

•	the ratification of the Audit Committee’s appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

The Board of Directors is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

•	FOR the nominees to the Board of Directors;

•	FOR the approval of the Energous Corporation Employee Stock Purchase Plan;

•	FOR the approval of the Energous Corporation 2015 Performance Share Unit Plan; and

•	FOR the ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2015.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

•	stockholders as of the close of business on April 10, 2015;

•	holders of valid proxies for the annual meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date.

When is the record date and who is entitled to vote?

The Board of Directors set April 10, 2015 as the record date. All record holders of Energous common stock as of the close of business on that date are entitled to vote. Each share of common stock is entitled to one vote. As of the record date, there were 12,888,243 shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Energous stock is reflected directly on the books and records of our transfer agent, Wells Fargo Shareowner Services. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

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How do I vote?

You may vote by any of the following methods:

•	In person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

•	By mail. Stockholders of record may vote by signing and returning the proxy card provided.

•	By phone or via the Internet. You may vote by proxy, by phone or via the Internet by following the instructions provided in the accompanying proxy card or the voting instruction card provided.

•	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

How can I change or revoke my vote?

You may change or revoke your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Energous Corporation c/o Secretary at 3590 North First Street, Suite 210, San Jose, California 95134 or by submitting another vote on or before May 20, 2015.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

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Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal 1”), the approval of the Energous Corporation Employee Stock Purchase Plan (“Proposal 2”) and the approval of the Energous Corporation 2015 Performance Share Unit Plan (“Proposal 3”) are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2 and 3.

The ratification of the appointment of Marcum as our independent registered public accounting firm for 2015 (“Proposal 4”) is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 4.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business at the annual meeting. This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

•	Proposal 1, Election of Directors. The nominees receiving the highest number of votes will be elected as directors.

•	Proposal 2, Approval of Energous Corporation Employee Stock Purchase Plan. The Energous Corporation Employee Stock Purchase Plan will be approved if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

•	Proposal 3, Approval of Energous Corporation 2015 Performance Share Unit Plan. The Energous Corporation 2015 Performance Share Unit Plan will be approved if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

•	Proposal 4, Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2015 will be approved if a majority of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

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How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on the proposals regarding the election of directors, the approval of the Energous Corporation Employee Stock Purchase Plan and the approval of the Energous Corporation 2015 Performance Share Unit Plan. We expect no broker non-votes on the appointment of Marcum as our independent registered public accounting firm for 2015, and abstentions will have no effect on this proposal.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

We will announce voting results in a Form 8-K filed with the SEC within four business days following the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2016 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2016 annual meeting of stockholders must be received no later than December 19, 2015. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3590 North First Street, Suite 210, San Jose, California 95134.

Requirements for Stockholder Proposals to Be Brought Before the 2016 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2016 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2016 annual meeting of stockholders, must be delivered to the Company’s Secretary at 3590 North First Street, Suite 210, San Jose, California 95134 not earlier than the close of business on January 22, 2016 and not later than the close of business on February 21, 2016. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 3590 North First Street, Suite 210, San Jose, California 95134.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 10, 2015 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•	each executive officer included in the Summary Compensation Table below;

•	each of our executive officers and directors;

•	each person nominated to become director; and

•	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Energous Corporation at 3590 North First Street, Suite 210, San Jose, California 95134. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of common stock issuable by us to a person pursuant to options which may be exercised within 60 days after April 10, 2015 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentage of common stock outstanding as of April 10, 2015 is based upon 12,888,243 shares outstanding on that date.

Name and Address of Beneficial Owner	Common Stock	Shares Underlying Options	Number of Shares Beneficially Owned	Percentage of Class
Directors and Executive Officers
Nicolaus G. Alexopoulos	-	25,979	25,979	*
John R. Gaulding	-	19,013	19,013	*
Robert J. Griffin	-	25,979	25,979	*
George B. Holmes	8,733	70,780	79,513	*
Rex S. Jackson	-	15,768	15,768	*
Cesar Johnston	19,100	-	19,100	*
Michael Leabman	80,201	128,798	208,999	1.6%
Stephen R. Rizzone	47,000	321,764	368,764	2.8%
Directors and Executive Officers as a group (9 persons)	155,034	608,081	763,115	5.7%

Five Percent Stockholders
DvineWave Holdings LLC (1)	1,849,812	-	1,849,812	14.4%
Gregory Brewer (2)	668,337	-	668,337	5.2%

*	Less than one percent.

(1)	DvineWave Holdings LLC was formed by the parents of Mr. Leabman to make an investment in the Company when it was founded. DvineWave Irrevocable Trust dated December 12, 2012 is the manager of DvineWave Holdings LLC. Gregory Tamkin, the trustee of the DvineWave Irrevocable Trust, has sole voting and investment power with respect to the entity’s shares of common stock. The address is for DvineWave Holdings LLC is 1400 Wewatta Street, Suite 400, Denver, CO 802302. This information has been obtained from a Schedule 13G filed by Gregory Tamkin with the SEC on February 17, 2014 and Forms 4 filed by Gregory Tamkin with the SEC on April 2, 2015, April 10, 2015 and April 14, 2015.

(2)	Gregory Brewer, a former director of the Company, has sole voting and investment power with respect to Absolute Ventures, LLC’s shares of common stock. The address for Absolute Ventures, LLC is 1599 Greenville Road, Livermore, CA 94568. This information has been obtained from a Schedule 13G filed by Gregory Brewer with the SEC on February 17, 2014.

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PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six members. Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, the Board of Directors has nominated the six current directors for election at the Annual Meeting to hold office until the next annual meeting of stockholders and the election of their successors.

Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. The Board of Directors knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE NOMINEES LISTED BELOW

The following table sets forth the nominees to be elected at the 2015 Annual Meeting, the year such director was first elected as a director, and the positions currently held by each director with us.

Nominee’s or Director’s Name	Year First Became Director	Position with the Company

Stephen R. Rizzone	2013	President, Chief Executive Officer and Director
Michael Leabman	2012	Chief Technology Officer and Director
Nicolaos G. Alexopoulos	2014	Director
John R. Gaulding	2014	Chairman of the Board of Directors
Robert J. Griffin	2014	Director
Rex S. Jackson	2014	Director

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board.

Stephen R. Rizzone, age 66, joined the Company as President, Chief Executive Officer and a Director in October 2013. Mr. Rizzone also served as chairman of the Board of Directors from October 2013 to February 2015. Mr. Rizzone has more than 45 years of executive management, marketing, sales and entrepreneurial experience in the data communications hardware, networking hardware and software, silicon and optical components markets. Prior to joining the Company, Mr. Rizzone served as Chief Executive Officer and chairman of the board of directors of Active Storage, Inc. from June 2011 until December 2012 and as the Chief Executive Officer and chairman of the board of directors of Communicado, Inc. from April 2006 to September 2009. Mr. Rizzone previously served as member of the board of directors of Katzkin Leather from June 2011 to November 2013 and the Los Angeles Regional Technology Alliance (LARTA) from February 2009 to November 2011. Mr. Rizzone holds a BA in Public Administration from California State University at Fullerton. Mr. Rizzone’s extensive industry, executive and board experience position him well to serve as our Chief Executive Officer and a member of our board of directors.

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Michael Leabman, age 42, founded the Company in October 2012 and became the Company’s Chief Technology Officer in October 2013. Mr. Leabman has been a member of the Company’s Board of Directors since its founding and served as the Company’s President, Chief Financial Officer, Treasurer and Secretary until October 2013. From September 2010 to September 2013, Mr. Leabman served as President of TruePath Wireless, a service provider and equipment provider in the broadband communications industry. Mr. Leabman served on the board of directors of TruePath Holdings from 2010-2013. From 2008 to 2010, Mr. Leabman served as Chief Technology Officer for DataRunway Inc., a wireless communication company providing broadband internet to airlines. Mr. Leabman received both his Bachelor of Science degree and Master of Engineering degree in electrical engineering from the Massachusetts Institute of Technology. Mr. Leabman’s extensive knowledge of the Company, its technology and the consumer and commercial electronics industry position him well for service on our board of directors.

Dr. Nicolaos (Nick) G. Alexopoulos, age 73, joined the Company’s Board of Directors in February 2014. Dr. Alexopoulos is Vice President for RF Technologies, Antennas and University Relations at Broadcom Corporation, where he has been employed since August 2008. Prior to joining Broadcom, Dr. Alexopoulos served as the Dean of the Henry Samueli School of Engineering at UC Irvine from 1997 until 2008 and Chair of the Electrical Engineering Department at UCLA from 1987 until 1992. Dr. Alexopoulos holds a BSEE, MSEE and PhD Degrees in Electrical Engineering from the University of Michigan, Ann Arbor, Michigan. He has an Honorary Doctorate from the National Technical University of Athens and has published extensively on the topics of antennas and microwave circuits, artificial materials and other technologies. In addition, he has served over the years as a consultant to various high tech corporations, founded Kimalink Inc. (bought by Broadcom Corporation in 2001) and holds many US patents. In addition, he is a Fellow of the Institute of Electrical and Electronics Engineers, has been elected to the United States National Academy of Engineering and serves on university advisory boards. Dr. Alexopoulos’ unique and extensive scientific/technical and business expertise position him well to serve on our board of directors.

John R. Gaulding, age 69, joined the Company’s Board of Directors in March 2014 and became chairman of the Board of Directors in February 2015. Since July 1996, Mr. Gaulding has been a private investor and business consultant in the fields of strategy and organization. Mr. Gaulding is a Co-Founder and Director Emeritus of Sage Partners, an advisory firm providing counsel on strategy and corporate governance issues. He is also Chairman Emeritus of Dominican University of California where he served for 7 years as Chairman and 16 years as a Trustee. From 1996-1999 and again from 2001 to the present, Mr. Gaulding has been an independent director of Monster, Worldwide (NYSE:MWW), where he serves on the Audit Committee and chairs the Corporate Governance and Nominating Committee. From 2002-2012, he served as a Director for Yellow Media, Inc. (TSE:Y) where he also chaired the Corporate Governance and Nominating Committee and the Compensation Committee. Mr. Gaulding’s extensive corporate board experience includes ANTs Software, Inc. where he was lead director and Chairman of the Audit Committee, and ORTEL (NASDAQ:ORTL), a high–technology manufacturer of electro-optical devices used in the telecommunications industry. In addition, he served as the executive Chairman and CEO of National Insurance Group, Inc. (NASDAQ:NAIG). Mr. Gaulding has also served as non-executive Chairman of Novo Media, Inc., one of the first digital agencies, sold to BCOM3 and in the same capacity with GetMeIn, a secondary ticketing agency headquartered in London and sold to Ticketmaster. Finally, he was a founding director of the popular in-airport wine lounge, Vino Volo. Mr. Gaulding ‘s industry experience includes 15 years as a corporate officer, serving as Vice-President for Corporate Strategy and Development for Pacific Telesis Group, President and CEO for Pacific Bell Yellow Pages, and President and CEO for ADP Claims Solutions Group. Mr. Gaulding holds a BS in Engineering from UCLA, an MBA with honors from the University of Southern California, and an honorary Doctor of Laws from Dominican University of California. Mr. Gaulding’s extensive executive and managerial experience position him well to serve as a member of our Board of Directors.

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Robert J. Griffin, age 48, joined the Company’s Board of Directors in February 2014. Mr. Griffin is the Founder and Chief Executive Officer of Griffin International Companies, a Minneapolis-based retail sales and marketing firm. Since founding Griffin International Companies in 1997, Mr. Griffin has led the expansion of the company’s business across three continents and secured the license of brands and technologies from a number of large, well known companies. Prior to founding Griffin International Companies, Mr. Griffin spent 6 years at Best Buy Co. in various management roles. Mr. Griffin holds a BA in Economics from Gustavus Adolphus College. Mr. Griffin’s extensive executive leadership experience and his in-depth knowledge of the retail industry and technology licensing make him well qualified to serve on our board of directors.

Rex S. Jackson, age 55, joined the Company’s Board of Directors in March 2014. Mr. Jackson has served as Executive Vice President and Chief Financial Officer of JDS Uniphase Corporation (“JDSU”) (NASDAQ:JDSU), a provider of network and service enablement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers, since January 2013. Mr. Jackson joined JDSU in January 2011 as senior vice president, Business Services, with responsibility for several corporate functions, including Information Technology, where he drove significant operational improvements. Prior to JDSU, Mr. Jackson served as executive vice president and chief financial officer at Symyx Technologies from 2007 to 2010, where he had responsibility for finance, legal, IT and other corporate functions and where he led the company’s acquisition of MDL Information Systems and subsequent merger with Accelrys. Mr. Jackson also previously served as acting CFO at Synopsys and held executive positions with Avago, AdForce and Read-Rite. Mr. Jackson holds a B.A. degree from Duke University and earned his J.D. from Stanford University Law School. Mr. Jackson’s accounting and financial expertise, general business acumen and significant executive leadership experience position him well to make valuable contributions to our board of directors.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers:

Name	Age	Position
Stephen R. Rizzone	66	President, Chief Executive Officer and Director
Michael Leabman	42	Chief Technology Officer and Director
George B. Holmes	52	Senior Vice President of Sales and Marketing
Cesar Johnston	51	Senior Vice President of Engineering
Howard R. Yeaton	59	Interim Chief Financial Officer

Stephen R. Rizzone is discussed above under Information Concerning Directors and Nominees for Director.

Michael Leabman is discussed above under Information Concerning Directors and Nominees for Director.

George B. Holmes joined the Company as Vice President of Sales and Marketing in October 2013 and was appointed as Senior Vice President of Sales and Marketing in May 2014. Prior to joining the Company, Mr. Holmes served as Vice President of Sales at SolarBridge Technologies from February 2011 until June 2013 where he was responsible for all sales, business development, applications and sales operations activities for the company. Mr. Holmes served as Senior Vice President Sales and Marketing from January 2008 until December 2010 for PureEnergy Solutions, a developer and manufacturer of wire-free power products. Since 2007, Mr. Holmes has served as been a partner at aAgave Solutions, LLC, a provider of sales at marketing consulting services. He has served in strategic executive management, consulting and sales roles for companies including PowerCast, X1 Technologies, Agere Systems (formerly Lucent MicroElectronics), Ortel Corp. (acquired by Lucent), Level One Communications and Symmetricom. Mr. Holmes holds a B.A. in business from the University of Puget Sound, a diploma in international business from Nyenrode University and has completed the AEA Executive Institute, Management of Technology Companies program at Stanford University.

Cesar Johnston joined the Company as Senior Vice President of Engineering in July 2014. Prior to joining the Company, Mr. Johnston had various management roles at Marvell Semiconductor from March 2006 until September 2013 including Vice President of Engineering for Wireless Connectivity since May 2010. At Marvell, he was responsible for development of Wi-Fi, Bluetooth, FM and NFC silicon products. Mr. Johnston was the Senior Director Engineering for Wi-Fi VLSI and Hardware development at Broadcom from January 2004 until March 2006. Mr. Johnston is a recognized pioneer in the development of wireless technologies, and he has been responsible for the introduction of multiple first-of generations of SISO and MIMO wireless products. Mr. Johnston is a Senior Member of the IEEE. Mr. Johnston received both a Bachelor of Science and Master of Science in Electrical Engineering from NYU Polytechnic School of Engineering and is listed as either inventor or co-inventor on 18 issued patents.

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Howard R. Yeaton joined the Company as the Interim Chief Financial Officer in July 2014. Since 2003, Mr. Yeaton has been and continues as the Managing Principal of Financial Consulting Strategies LLC, a firm serving principally early stage public companies with financial reporting support and other related strategic services. Prior to founding Financial Consulting Strategies LLC, Mr. Yeaton served in various financial leadership positions for Konica and Teco Energy, and is currently also the Interim Chief Financial Officer of Propel Media, Inc. Mr. Yeaton began his career with Deloitte, an international accounting and auditing firm. Additionally, Mr. Yeaton currently serves as a director and chairman of the audit committee for Stewardship Financial Corporation, a community bank. Mr. Yeaton has a Bachelor of Science in accounting from Florida State University and a Masters in Business Administration from the University of Connecticut.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

The Board of Directors has determined that each of Dr. Alexopoulos, Mr. Gaulding, Mr. Griffin and Mr. Jackson is an independent director within the meaning of the director independence standards of The NASDAQ Stock Market (“NASDAQ”). Furthermore, the Board has determined that all of the members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent within the meaning of the director independence standards of NASDAQ and the rules of the SEC applicable to each such committee.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally scheduled following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any non-independent directors and are led by the chairman of the Board of Directors, John R. Gaulding, who is independent.

Board Leadership Structure

The Board does not have a general policy regarding the separation of the roles of Chairman and Chief Executive Officer. The Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. The Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business and other relevant factors. Considering these factors, the Company has determined to have a Chief Executive Officer and a separate Chairman of the Board. The Board believes that having an independent Chairman enhances the opportunity that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company. Mr. Rizzone serves as the Company’s Chief Executive Officer and Mr. Gaulding serves as the Chairman of the Board.

Policy Governing Security Holder Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, as a representative of the entire Board of Directors or to the individual director or directors, in each case, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

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Policies Regarding Director Nominations

The Board of Directors has adopted a policy concerning director nominations, a copy of which is available at www.energous.com. Set forth below is a summary of certain provisions of this policy.

Director Qualifications

The Corporate Governance and Nominating Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and the current composition and needs of the Board of Directors.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board of Directors. All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Corporate Governance and Nominating Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominees who do not meet all of these criteria may still be considered for nomination to the Board of Directors, if the Corporate Governance and Nominating Committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting nominees for election to the Board of Directors by the stockholders. The Board of Directors delegates the selection process to the Corporate Governance and Nominating Committee, with the expectation that other members of the Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, the Corporate Governance and Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as the Corporate Governance and Nominating Committee deems appropriate. Once candidates have been identified, the Corporate Governance and Nominating Committee confirms that the candidates meet the qualifications for director nominees established by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the Corporate Governance and Nominating Committee deems to be helpful in the evaluation process. The Corporate Governance and Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Corporate Governance and Nominating Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors. The Corporate Governance and Nominating Committee also recommends candidates for the Board of Directors’ appointments to the standing committees of the Board of Directors.

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Procedures for Recommendation of Director Nominees by Stockholders

The policy of the Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

•	the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder’s beneficial owner, if any;

•	the class and number of shares of our equity that are owned beneficially and held of record by such stockholder and such beneficial owner including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

•	a description of the material terms of any agreements, arrangements or understandings (whether or not in writing) entered into between such stockholder or such beneficial owner and any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class of our equity;

•	the name of the individual recommended for consideration as a director nominee;

•	why such recommended candidate meets our criteria and would be able to fulfill the duties of a director;

•	how the recommended candidate meets applicable independence requirements established by the SEC and NASDAQ;

•	the recommended candidate’s beneficial ownership in our securities;

•	any relationships between the recommended candidate and us which may constitute a conflict of interest; and

•	all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected.

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Recommendations must be sent to the Chairman of the Corporate Governance and Nominating Committee, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. The Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing directors to the Board of Directors, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (1) the close of business on the 60th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Policy Governing Director Attendance at Annual Meetings of Stockholders

While we do not have a formal policy governing director attendance at our annual meeting of stockholders, we do encourage our directors to attend. Only Dr. Alexopoulos and Mr. Griffin were unable to attend our 2014 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have in place a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, officers and employees. The code of ethics is designed to deter wrongdoing and promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

A current copy of the Code of Ethics is available at www.energous.com. A copy may also be obtained, free of charge, from us upon a request directed to Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics by posting such information on our website available at www.energous.com and/or in our public filings with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Our bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board and that the Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors to eliminate any vacancies. The number of directors currently fixed by our Board of Directors is six.

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Our Board of Directors met eight times during the year ended December 31, 2014. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors on which he served during 2014. The Board of Directors currently has standing Compensation, Audit and Corporate Governance and Nominating Committees. The Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. A copy of each committee charter is available at www.energous.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as each committee determines.

The following table sets forth the current members of each standing committee of the Board:

Name	Audit	Compensation	Corporate Governance and Nominating
Nicolaos G. Alexopoulos		x
John R. Gaulding	x	Chair	Chair
Robert J. Griffin	x		x
Rex S. Jackson	Chair

Committees

Audit Committee. Our Audit Committee consists of Mr. Gaulding, Mr. Griffin and Mr. Jackson. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the NASDAQ director independence standards and applicable rules of the SEC for audit committee members. The Board of Directors has elected Mr. Jackson as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board of Directors on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of the Company’s disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met three times in 2014.

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Compensation Committee. Our Compensation Committee presently consists of Dr. Alexopoulos and Mr. Gaulding, each of whom is a non-employee director as defined in Rule 16b-3 of the Exchange Act. The Board of Directors has also determined that each member of the Compensation Committee is also an independent director within the meaning of NASDAQ’s director independence standards. Mr. Gaulding serves as Chairperson of the Compensation Committee. The Compensation Committee (1) discharges the responsibilities of the Board of Directors relating to the compensation of our directors and executive officers, (2) oversees the Company’s procedures for consideration and determination of executive and director compensation, and reviews and approves all executive compensation, and (3) administers and implements the Company’s incentive compensation plans and equity-based plans. The Compensation Committee met three times in 2014.

The Compensation Committee engaged Compensia, Inc., a nationally recognized independent compensation consultant, to provide competitive benchmarking and recommendations regarding the design, form and amount of the Company’s compensation arrangements with our Chief Executive Officer, including advice regarding the terms of the new employment agreement with Mr. Rizzone entered into in April 2015. At the Compensation Committee’s request, the consultant does not provide any services to our Company other than the assistance it provides to the Committee. The consultant reports directly to the Committee on all work assignments from the Committee. The Committee has assessed the independence of Compensia, Inc. pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Compensia, Inc. from serving as an independent consultant to the Committee.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Mr. Gaulding and Mr. Griffin. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC. Mr. Gaulding serves as Chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee (1) recommends to the Board of Directors persons to serve as members of the Board of Directors and as members of and chairpersons for the committees of the Board of Directors, (2) considers the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assists the Board of Directors in evaluating the performance of the Board of Directors and the Board committees, (4) advises the Board of Directors regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board of Directors on corporate governance and (6) reviews the size and composition of the Board of Directors and recommends to the Board of Directors any changes it deems advisable. The Corporate Governance and Nominating Committee did not meet in 2014.

Role of the Board of Directors in Risk Oversight

The Board of Directors administers its risk oversight function directly and through the Audit Committee. The Board of Directors and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of John R. Gaulding, Robert J. Griffin and Rex S. Jackson. None of the current or former members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by The NASDAQ Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

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The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and has discussed them with both management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Marcum their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by Marcum with that firm’s independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:

Rex S. Jackson, Chair
John R. Gaulding
Robert J. Griffin

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COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, incentive quarterly performance bonuses and long-term equity compensation in the form of stock options and restricted stock units. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries.

The following table sets forth information concerning the compensation earned by the individual that served as our Principal Executive Officer during 2014 and our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during 2014 (collectively, the “named executive officers”):

Summary Compensation Table for 2014

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	TOTAL ($)
Stephen R. Rizzone	2014	263,654		132,720	-	1,667,784	-	2,064,158
Chief Executive Officer	2013	37,500		-	-	258,873	-	295,873
George B. Holmes	2014	190,833	(3)	156,629	593,180	417,757	-	1,358,400
Senior Vice President of Sales and Marketing
Cesar Johnston (4)	2014	121,314		23,008	1,356,000	-	-	1,500,321
Senior Vice President of Engineering

(1)	The amounts shown in this column indicate the grant date fair value of RSUs granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K.

(2)	The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K.

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(3)	On October 1, 2013, Mr. Holmes joined the Company as Senior Vice President Sales and Marketing. Through April 30, 2014, Mr. Holmes was a consultant. Compensation reported herein includes amounts earned as both a consultant and as an employee.

(4)	On July 14, 2014, Mr. Johnston joined the Company as Senior Vice President of Engineering.

Outstanding Equity Awards at December 31, 2014

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2014.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen R. Rizzone	80,409	195,280	(3)	1.68	12/12/23
	155,170	341,371	(4)	6.00	03/27/24

George Holmes	23,391	56,809	(5)	2.49	01/07/24	44,836	(6)	491,403
	28,021	61,651	(7)	6.00	03/27/24

Cesar Johnston						100,000	(8)	1,096,000	10,000	109,600

(1)	The market value of unvested and unearned shares of restricted stock and restricted stock units is based on the closing price of our common stock on December 31, 2014 ($10.96).

(2)	Represents the unearned portion of a performance-based restricted stock unit award granted in August 2014. See the description of Mr. Johnston’s offer letter in “Employment Agreements and Change of Control Arrangements” below.

(3)	Represents the unvested portion of an option grant that vests in 48 equal monthly installments beginning on October 1, 2013.

(4)	Represents the unvested portion of an option grant that vests as follows: 6/48ths on March 27, 2014 and 1/48th on the last day of each subsequent month.

(5)	Represents the unvested portion of an option grant that vests as follows: 1/4th on October 1, 2014 and 1/48th on each one-month anniversary thereafter.

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(6)	Represents the unvested portion of a restricted stock unit award that vests in four equal annual installments beginning on March 28, 2015.

(7)	Represents the unvested portion of an option grant that vests as follows: 1/4th on September 30, 2014 and 1/48th on the last day of each subsequent month.

(8)	Represents the unvested portion of a restricted stock unit award that vests in four equal annual installments beginning on July 14, 2015.

Employment Agreements and Change of Control Arrangements

Employment Agreements

The following is a summary of the employment arrangements with our executive officers as currently in effect.

Stephen Rizzone. We entered into an amended and restated employment agreement with Stephen Rizzone, our President, Chief Executive Officer and Chairman of our Board of Directors, effective January 1, 2015. The employment agreement has an initial term of four years (the “Initial Employment Period”) and provides for an annual base salary of $365,000. Mr. Rizzone is eligible to receive quarterly cash bonuses with a total target amount equal to 100% of his base salary based upon achievement of performance-based objectives established by our board of directors. Pursuant to Mr. Rizzone’s previous employment agreement, on December 12, 2013 he was granted a ten year option to purchase 275,689 shares of common stock at an exercise price of $1.68 which vests over four years in 48 equal monthly installments beginning October 1, 2013. In connection with the consummation of our initial public offering, Mr. Rizzone was granted a second option award to purchase 496,546 shares of common stock at an exercise price of $6.00. The second option award vests over the same vesting schedule as Mr. Rizzone’s December, 2013 option award.

Subject to the approval by our stockholders of a new performance-based equity plan (see Proposal 2), the new employment agreement provides that Mr. Rizzone shall receive a grant of 639,075 performance share units (the “PSUs”). The PSUs, which represent the right to receive shares of common stock, shall be earned based on our achievement of market capitalization growth between January 1, 2015 and the end of the Initial Employment Period. If the Company’s market capitalization is $100 million or less, no PSUs will be earned. If the Company reaches a market capitalization of $1.1 billion or more, 100% of the PSUs will be earned. For market capitalization between $100 million and $1.1 billion, the percentage of PSUs earned will be determined on a quarterly basis based on straight line interpolation. PSUs earned as of the end of a calendar quarter will be paid 50% immediately and 50% will be deferred until the end of the Initial Employment Period subject to Mr. Rizzone’s continued employment with the Company.

The employment agreement provides that if Mr. Rizzone’s employment is terminated due to his death or disability, if Mr. Rizzone’s employment is terminated by the Company without cause or if Mr. Rizzone resigns for good reason, 25% of the shares subject to the option awards described above shall immediately vest and become exercisable, he will have a period of one year post-termination to exercise such options, and if a Liquidation Event (as defined below) shall occur prior to the termination of the option awards described above, 100% of the shares subject to such option awards shall immediately vest and become exercisable effective immediately prior to the consummation of the Liquidation Event. In addition, any outstanding deferred PSUs shall be immediately vested and paid, but any remaining unearned portion of the PSUs shall immediately be canceled and forfeited.

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If Mr. Rizzone’s employment is terminated due to his death or disability, Mr. Rizzone’s beneficiaries or estate will be entitled to receive (a) an amount equal to one times the sum of (i) his base salary plus (ii) the target amount of his performance bonus for the year of termination, plus (b) any base salary that as shall have accrued but remain unpaid.

If Mr. Rizzone’s employment is terminated by the Company without cause or if he resigns for good reason, the Company shall pay him (a) an amount equal to two times the sum of (i) his base salary plus (ii) the target amount of his performance bonus for the year of termination, payable in substantially equal installments on a payroll period basis during the twenty-four (24) month period immediately following such termination of employment; (b) an amount equal to two years of COBRA premiums based on the terms of Company’s group health plan and Mr. Rizzone’s coverage under such plan as of the date of such termination of employment (regardless of any COBRA election actually made by him or the actual COBRA coverage period under Company’s group health plan), payable in payroll period installments on the same basis as the amount in clause (a) above; and (c) a performance bonus for the year of termination based on actual performance and prorated based on the number of days in the performance year through the date of such termination of employment, payable in cash at the same time bonuses are paid to other employees of Company for such performance year but not later than March 15 of the following year. In addition, any remaining unearned portion of the PSUs shall be immediately canceled and forfeited, and any other outstanding, unvested time-based equity awards other than the option awards described above shall immediately vest to the extent such award was scheduled to vest during the two-year period immediately following such termination of employment.

If Mr. Rizzone resigns without good reason or is terminated by the Company for cause, he will be entitled to his base salary at the rate then in effect up to and through the effective date of his resignation or termination. In addition, upon such termination of employment, all deferred PSUs and any remaining unearned portion of the PSUs shall be immediately canceled and forfeited.

In connection with Mr. Rizzone’s entry into his employment agreement, he also entered into a Non-Competition and Non-Solicitation Agreement with the Company, which prohibits him from competing with the Company and soliciting clients, customers, business partners or employees from the Company for a two-year restricted period in the event of the termination of his employment with the Company for any reason within two years after a transaction resulting in a Liquidation Event (as defined below) or the sale or disposal of all of his ownership interest in the Company. For purposes of Mr. Rizzone’s employment agreement, a Liquidation Event means a merger, acquisition, consolidation or other transaction (other than an equity financing) following which our stockholders prior to such transaction hold less than fifty percent (50%) of our outstanding voting securities of the acquiring or surviving entity, or a sale, license or transfer of all or substantially all of our assets.

Mr. Rizzone is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Rizzone is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

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Michael Leabman. We entered into an employment agreement with Michael Leabman, our Chief Technology Officer, effective October 1, 2013. The employment agreement has no specific term and constitutes at-will employment. Mr. Leabman’s current annual base salary is $250,000, and he is eligible for an annual performance based bonus award of up to 20% of his base salary based upon achievement of performance-based objectives established by our Chief Executive Officer and board of directors. Pursuant to Mr. Leabman’s employment agreement, in January 2013, he was granted a ten year option to purchase 57,644 shares of common stock at an exercise price of $2.49 that vested 3/48ths on the date of grant, and will vest 1/48th monthly over the following 45 months. In connection with the consummation of our initial public offering, Mr. Leabman was granted a second option award to purchase 251,474 shares of common stock at an exercise price of $6.00. The second option award vests over the same vesting schedule as Mr. Leabman’s initial option award.

If Mr. Leabman’s employment is terminated due to his death or disability, by the Company without cause or if Mr. Leabman resigns for good reason, Mr. Leabman will be entitled to receive (i) one year of his base salary at the rate then in effect, (ii) a performance bonuses each equal to the total performance bonuses paid to Mr. Leabman in the calendar year immediately preceding Mr. Leabman’s termination or resignation (iii) reimbursement of Mr. Leabman’s cost of COBRA coverage for one year, and (iv) 25% of the options to purchase shares of common stock subject to Mr. Leabman’s option awards described above will vest immediately and become exercisable, and, along with any previously vested and unexercised options, may be exercised by Mr. Leabman within one year following his termination or resignation. However, if a Liquidation Event (as defined below) shall occur within one year of Mr. Leabman’s termination without cause or his resignation for good reason, all of Mr. Leabman’s options to purchase shares of common stock pursuant to the option awards described above will vest immediately and become exercisable.

In addition to those benefits described above, if Mr. Leabman’s employment is terminated by the Company without cause or he resigns for Good Reason within 18 months of a Liquidation Event (as defined above), all of Mr. Leabman’s options to purchase shares of common stock pursuant to the option awards described above will vest immediately and become exercisable. For purposes of Mr. Leabman’s employment agreement, a Liquidation Event has the same meaning as in Mr. Rizzone’s employment agreement.

If Mr. Leabman resigns without good reason, he will be entitled to his base salary at the rate then in effect up to and through the effective date of his resignation, along with any unreimbursed reasonable, out-of-pocket business expenses incurred by Mr. Leabman in the performance of his duties.

Mr. Leabman is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Leabman is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

George Holmes. Mr. Holmes, our Senior Vice President of Sales and Marketing, is compensated pursuant to an offer letter dated March 31, 2014. Mr. Holmes’ offer letter provides for a base salary of $200,000 and eligibility to participate in our Company sponsored employee benefit plans. Effective January 1, 2015, Mr. Holmes’ base salary was increased to $275,000 per year.

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Cesar Johnston. Mr. Johnston, our Senior Vice President of Engineering, is employed pursuant to an offer letter dated July 3, 2014. Mr. Johnston’s offer letter provides for a base salary of $250,000, and he is eligible for an annual performance based bonus award of up to 20% of his base salary based upon achievement of performance-based objectives established by our Chief Executive Officer and Board of Directors. Mr. Johnston’s offer letter provided for an initial grant of 100,000 RSUs that vest in four equal annual installments on the first four anniversaries of his start date. Additionally, Mr. Johnston’s offer letter provided for a grant of 20,000 performance based RSUs, which such performance conditions have been achieved. In the event of Mr. Johnston’s death or disability, all vested options that he owns at such time will have an extended expiration date of twelve months from the date of death or effective date of disability. Additionally, Mr. Johnston’s offer letter provides for one year of base salary as severance in the event Mr. Johnston’s relationship is terminated with the Company for any reason other than cause. Additionally, Mr. Johnston’s offer letter provides that if he is terminated following a change in control (other than for cause) before the fourth anniversary of his hire date, he is entitled to be made a consultant to the acquiring company through the fourth anniversary of his hire date at the same total compensation in effect at the time of the acquisition. During this period, the above described RSU awards will continue to vest according to their original schedule.

Howard Yeaton. Mr. Yeaton, our Interim Chief Financial Officer, is employed pursuant to a consulting agreement with the Company dated July 16, 2013, as amended July 14, 2014. Pursuant to his consulting agreement, Mr. Yeaton is paid $5,000 monthly plus $175 per hour for each hour of services in excess of 20 hours per month.

Director Compensation

In August 2014 we adopted a non-employee director compensation policy pursuant to which our non-employee directors receive on an annual basis a $50,000 retainer paid in cash and an annual equity award with a value of $50,000. The equity award consists of a restricted stock unit grant made on the first trading day following December 31 of each year covering a number of shares of common stock equal to $50,000 divided by the closing price of our common stock on such date and that vests in full on the one year anniversary of grant. The lead independent director and committee members receive additional annual cash compensation as follows:

Lead Independent Director:	$25,000
Audit Committee Chair:	$20,000
Audit Committee Member:	$10,000
Compensation Committee Chair:	$15,000
Compensation Committee Member:	$5,000
Corporate Governance and Nominating Committee Chair:	$10,000
Corporate Governance and Nominating Committee Member:	$5,000

Grants made under the non-employee director compensation policy are made pursuant to the 2014 Non-Employee Equity Compensation Plan. Mr. Rizzone and Mr. Leabman receive no compensation for their service on our Board or Directors.

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The following table sets forth information with respect to compensation earned by or awarded to each of our non-employee Directors who served on our Board during the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
John R. Gaulding	62,361	50,000	112,361
Nicolaos G. Alexopoulos	44,236	50,000	94,236
Robert J. Griffin	47,986	50,000	97,986
Rex S. Jackson	46,667	50,000	96,667

(1)	The amounts shown in this column indicate the grant date fair value of stock option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K.

(2)	The following table shows the number of shares subject to outstanding option awards, shares of restricted stock and shares subject to outstanding restricted stock unit awards held by each non-employee director as of December 31, 2014:

Name	Shares Subject to Outstanding Option Awards (#)
John R. Gaulding	19,013
Nicolaos G. Alexopoulos	25,979
Robert J. Griffin	25,979
Rex S. Jackson	15,768

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EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which our equity securities are authorized for issuance to our employees and/or directors: the 2013 Equity Incentive Plan and the 2014 Non-Employee Equity Compensation Plan. Each of the foregoing equity compensation plans was approved by our stockholders. The following table presents information about these plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities outstanding)
Equity compensation plans approved by security holders	2,770,128	(1)	$4.51	(2)	742,845	(3)
Equity compensation plans not approved by security holders	497,581	(4)	$3.63	(2)	None
Total	3,267,709		$4.49	(2)	742,845

(1)	Includes 733,628 outstanding restricted stock units under plans approved by our security holders.

(2)	Does not reflect restricted stock units included in the first column that do not have an exercise price.

(3)	Includes 531,661 shares of common stock available for future issuance under our 2013 Equity Incentive Plan and 211,184 shares of common stock available for future issuance under our 2014 Non-Employee Equity Compensation Plan.

(4)	Includes inducement option grants covering 25,979 shares of common stock awarded on February 27, 2014 to each of Robert Griffin and Nicolaos Alexopoulos in connection their appointment to our Board of Directors. The per share exercise price of the inducement options is $3.63 and they vest in four equal installments on each of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014. Also includes 20,000 performance based RSU awards granted to Cesar Johnston. These performance RSU awards convert into common stock on a one-for-one basis upon vesting and vest upon the achievement of certain performance conditions. Also includes an aggregate of 439,542 inducement RSU awards granted to 22 Company employees in connection with their hiring less 13,919 in forfeitures. These inducement RSU awards convert into common stock on a one-for-one basis upon vesting and vest in four equal annual installments on first four anniversaries of the employee’s hire date.

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PROPOSAL 2—APPROVAL OF ENERGOUS CORPORATION EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors adopted the Energous Corporation Employee Stock Purchase Plan (the “ESPP”) on April 10, 2015, subject to approval by our stockholders at our 2015 Annual Meeting.

We are asking stockholders to approve the ESPP, under which 600,000 shares of our common stock will be available for purchase by our employees. The ESPP is scheduled to expire 10 years from the date it was approved by the Board of Directors.

The ESPP is meant to encourage stock ownership by all eligible employees of the Company so that they may share in the growth of the Company, and it is designed to encourage employees to remain in the employ of the Company. The ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

We currently anticipate that if the ESPP is approved by our stockholders, the 600,000 shares reserved for issuance under the ESPP will provide us with a sufficient number of shares available for sale for approximately the next three years.

The material terms of the ESPP are summarized below. This summary of the ESPP is not intended to be a complete description of the ESPP and is qualified in its entirety by the actual text of the ESPP, which is attached as Appendix A to this proxy statement.

Material Features of the ESPP

Plan Administration. The ESPP will be administered by the Compensation Committee, which will have the authority to construe and interpret the ESPP, prescribe, amend, and rescind rules relating to the ESPP’s administration, and take any other actions necessary or desirable for the administration of the ESPP. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the ESPP. All decisions of the Compensation Committee in connection with the administration of the ESPP will be in the Committee’s sole discretion, and such decisions will be final and binding on all persons. All expenses of administering the ESPP will be borne by the Company. The Board of Directors may take any action under the ESPP that would otherwise be the responsibility of the Compensation Committee.

Stock Subject to the ESPP. A total of 600,000 shares of our common stock have been reserved as authorized for the grant of options under the ESPP. Such shares may be newly issued shares, treasury shares, or shares acquired on the open market. If an option under the ESPP expires or is terminated unexercised for any reason, the shares as to which the option so expired or terminated again may be made subject to an option under the ESPP.

Eligibility and Participation. Unless the Compensation Committee determines otherwise, any full-time or part-time employee of the Company or any participating subsidiary who is employed during an enrollment period will be eligible to enroll in the ESPP for the applicable offering period. However, an employee generally will not be eligible to participate in the ESPP:

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•	if, immediately after the applicable grant date, the employee would be deemed to own 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation;

•	to the extent the employee has purchased shares under the ESPP exceeding $25,000 worth during a calendar year; or

•	to the extent the employee has purchased more than 7,500 shares under the ESPP for any offering period (subject to adjustment under the ESPP as described below).

As of April 10, 2015, 42 employees would have been eligible to receive options under the ESPP.

Offering Periods. The ESPP will be implemented by a series of offering periods, each of which will be six months in duration, with new offering periods beginning on or about January 1 and July 1 of each year (or such other times as determined by the Committee Committee). The Compensation Committee will have the authority to change the duration, frequency, start date, and end date of offering periods.

Grant of Options. On the first trading day of each offering period, each participant in the offering period will be granted an option to purchase, on the last trading day of the offering period, a number of shares determined by dividing the participant’s accumulated payroll deductions during the offering period by the applicable purchase price, except that in no event may any participant purchase more than 7,500 shares during an offering period (subject to adjustment under the ESPP as described below).

Payroll Deductions. The ESPP permits participants to authorize payroll deductions in an amount not less than 1% but not more than 10% of the participant’s total compensation, including base pay or salary and any overtime, bonuses or commissions. If the participant’s accumulated payroll deductions on the last date of the offering period would enable the participant to purchase more than the maximum of 7,500 shares, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price will be refunded to the participant. During an offering period, a participant may decrease or increase his or her rate of payroll deductions only one time by submitting a change form at least 15 days before the purchase date. A participant may decrease or increase his or her rate of payroll deductions for future offering periods by submitting a change form at least 15 days before the start of the next offering period.

Exercise of Options. Amounts deducted and accumulated by the participant will be used to exercise the options granted to the participant. The participant will be entitled to exercise the options so granted only to the extent of the participant’s accumulated payroll deductions on the exercise date. For each share, the exercise price of the option will be the lesser of 85% of the fair market of our common stock on the first business day of the offering period and 85% of the fair market value of our common stock on the applicable exercise date. Each employee who continues to be a participant on an exercise date within an offering period will be deemed to have exercised his or her options and will be deemed to have purchased as many shares as the participant’s accumulated payroll deductions will pay for at the exercise price, subject to the 7,500 maximum share limit described above.

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Withdrawal from Participation. A participant may withdraw from the ESPP at least 15 days prior to the last day of an offering period by delivering a withdrawal notice to the Company. Any participant who withdraws during an offering period will not be permitted to exercise his or her options. An employee who has previously withdrawn may re-enter the ESPP by filing a new authorization at least 15 days before the first day of the next offering period in which he or she wishes to participate. The employee’s re-entry into the ESPP becomes effective at the beginning of such offering period, provided that he or she is an eligible employee on the first business day of the offering period. A participant’s participation in the ESPP will also cease if the participant ceases to be an eligible employee or the ESPP is terminated.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, or other change in the Company’s structure affecting the common stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, the Compensation Committee will equitably adjust the number of shares and class of common stock that may be delivered under the ESPP, the purchase price per share, and the number of shares covered by each outstanding option under the ESPP.

Dissolution or Liquidation. Unless otherwise determined by the Compensation Committee, in the event of a proposed dissolution or liquidation of the Company, any offering period then in progress will be shortened by setting a new purchase date and the offering period will end immediately before the proposed dissolution or liquidation. The new purchase date will be before the date of the Company’s proposed dissolution or liquidation.

Corporate Transactions. In the event of a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Code Section 424, the then-current offering period under the ESPP will be shortened by setting a new purchase date on which the offering period will end. The new purchase date will occur before the date of the corporate transaction.

Term of the ESPP. Unless sooner terminated, the ESPP will terminate 10 years from the date it was adopted by the Board of Directors. The Compensation Committee may, in its sole discretion, amend, suspend, or terminate the ESPP at any time and for any reason. If the ESPP is terminated, the Compensation Committee may elect to terminate all outstanding offering periods either immediately or once shares of common stock have been purchased on the next purchase date (which may, in the discretion of the Compensation Committee, be accelerated) or permit offering periods to expire in accordance with their terms. If any offering period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of common stock will be returned to participants as soon as administratively practicable.

Federal Income Tax Consequences. The following is a general summary of the federal income tax consequences to the Company and to U.S. taxpayers of options purchased under the ESPP. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

The amounts deducted from a participant’s pay under the ESPP will be included in his or her compensation that is subject to federal income taxes, and the Company will withhold taxes on these amounts. Generally, a participant will not recognize any taxable income (1) when options are granted pursuant to the ESPP, (2) when the shares of our common stock are purchased under the ESPP or (3) at the beginning or end of any offering period.

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If the participant transfers shares of our common stock received upon the exercise of an option within a period of two years from the beginning of an offering period or one year from the date of receipt of the shares of our common stock (the “holding period”), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value at the end of the offering period over the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (is less than) the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any.

If the participant transfers the shares of our common stock after the expiration of the holding period, he or she will generally have taxable ordinary income in the year in which the transfer occurs in an amount equal to the lesser of (a) any excess of the fair market value at the beginning of the offering period over the exercise price on that same date, and (b) any excess of the fair market value on the date on which the transfer occurs over the amount paid for the shares of our common stock. The participant will recognize capital gain (or loss) equal to the difference between the fair market value on the date of such transfer and the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of such transfer.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction for any ordinary income recognized by a participant in respect of options granted pursuant to the ESPP. The participants must remit to the Company amounts sufficient to satisfy all federal (including social security), state, and local withholding taxes incurred in connection with any recognition of ordinary income under the ESPP.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2015 Annual Meeting, in person or by proxy, and voting on the ESPP is required to approve the ESPP.

Board Recommendation

The Board recommends that the stockholders vote FOR approval of the ESPP.

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PROPOSAL 3—APPROVAL OF ENERGOUS CORPORATION 2015 PERFORMANCE SHARE UNIT PLAN

Overview

The Board of Directors adopted the Energous Corporation 2015 Performance Share Unit Plan (the “Performance Share Plan”) on April 10, 2015, subject to approval by our stockholders at our 2015 Annual Meeting.

We are asking stockholders to approve the Performance Share Plan, under which 1,310,104 shares of our common stock will be available for issuance as performance share units (“PSUs”), to a select group of employees and directors.

A PSU is an award under which the recipient is eligible to earn a specified number of shares of our common stock during an applicable performance period based upon the level of the Company’s market capitalization during and at the end of such performance period. No awards other than PSUs will be available for issuance under the Performance Share Plan.

While the Performance Share Plan is scheduled to expire 10 years from the date it is approved by our stockholders, the majority of the 1,310,104 shares that will be available for issuance under the plan will be subject to PSUs that will be eligible to be earned during the first performance period under the plan, which will expire on December 31, 2018 at the latest.

The Board of Directors and the Compensation Committee believe that the Performance Share Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain, and motivate highly qualified employees and directors is critical to our success. The Board of Directors and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our key employees and directors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

Corporate Governance Aspects of the Performance Share Plan

The Performance Share Plan has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

Performance-Based Awards Only. The Performance Share Plan provides for the grant of PSUs only. PSUs will be earned only if and to the extent the Company achieves certain pre-specified levels of market capitalization during the applicable performance period. The Performance Share Plan does not provide for the grant of awards that vest solely based on the passage of time.

Fixed Share Pool; No Share Recycling. A fixed number of shares will be available for issuance under the Performance Share Plan. Moreover, the Performance Share Plan does not provide for share recycling of any type. For example, forfeited awards or shares used to pay withholding taxes related to an outstanding award do not become available for issuance as future awards under the Performance Share Plan.

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No Evergreen Provision. The Performance Share Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the Performance Share Plan can be automatically replenished.

No Tax Gross-Ups. The Performance Share Plan does not provide for any tax gross-ups.

No Transferability. Awards under the Performance Share Plan may not be transferred, except by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights.

No Automatic Grants. The Performance Share Plan does not provide for automatic grants to any participant.

Tax-Deductible Awards. It is intended that PSUs granted under the Performance Share Plan to “covered employees” for purposes of Code Section 162(m) will be deductible under Section 162(m) as “performance-based compensation.”

Clawback Policy. All awards, amounts and benefits received under the Performance Share Plan will be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the plan becomes effective.

Stringent Forfeiture Provisions. If a participant’s service is terminated for cause, any outstanding awards held by the participant will be forfeited immediately and the participant will have no further rights under the award. Further, if a participant breaches a non-competition or other restrictive covenant between the participant and the Company, whether during or after the participant’s termination of service, the participant generally will forfeit all awards under the plan, all shares received under the plan within the prior 12 months, and any profits received from the sale of such shares.

No Discounted Options; No Repricing. As only PSUs will be granted under the Performance Share Plan, there will be no discounted options or repricing of options under the plan.

Independent Oversight. The Performance Share Plan will be administered by a committee of independent members of the Board of Directors.

The material terms of the Performance Share Plan are summarized below. This summary is not intended to be a complete description of the plan, and is qualified in its entirety by the actual text of the Performance Share Plan, which is attached as Appendix B to this proxy statement.

Material Features of the Performance Share Plan

Administration of the Plan.

The Board of Directors has such powers and authorities related to the administration of the Performance Share Plan as are consistent with our corporate governance documents and applicable law. Pursuant to its charter, the Compensation Committee administers the Performance Share Plan.

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Type of Award.

The Performance Share Plan provides for the grant of PSUs only. A PSU is an award under which the recipient is eligible to earn a specified number of shares of our common stock during an applicable performance period based upon the level of the Company’s market capitalization during and at the end of such performance period.

The first performance period under the Performance Share Plan will begin on May 21, 2015, subject to approval of the Performance Share Plan by our stockholders at our 2015 Annual Meeting. This first performance period is scheduled to end on December 31, 2018, but will end sooner upon a “liquidation event” or, with respect to any participant, upon that participant’s separation from service.

A “liquidation event” is defined under the Performance Share Plan as the consummation of a merger, acquisition, consolidation, or other transaction (other than an equity financing) following which the holders of the Company’s outstanding voting securities prior to such transaction hold less than 50% of the outstanding voting securities of the acquiring or surviving corporation, or the consummation of a sale, license, or transfer of all or substantially all of the Company’s assets.

During the first performance period under the Performance Share Plan, at the end of each calendar quarter or upon an earlier liquidation event, PSUs will be eligible to become earned based on the Company’s market capitalization at that time.

Participants will be entitled to receive one share of our common stock for each PSU that becomes earned and payable, with 50% to be paid as soon as practicable (generally within 30 days) after becoming earned; and 50% to be deferred and paid as soon as practicable (generally within 30 days) after December 31, 2018, subject to the participant’s continued service through that date.

Upon a participant’s separation from service for any reason, any PSUs that have not been earned and any PSUs that are still in a deferral period will be immediately forfeited.

Number of Authorized Shares.

Subject to adjustment (in connection with certain changes in capitalization), the number of shares of our common stock reserved for issuance under the Performance Share Plan will be 1,310,104. The Performance Share Plan does not provide for share recycling of any kind.

The maximum number of shares of our common stock that may be subject to PSUs that are granted to any one participant during any calendar year and that are intended to qualify as “performance-based compensation” under Code Section 162(m) will be 639,075.

Eligibility and Participation.

Eligibility to participate in the Performance Share Plan is limited to such highly qualified officers, non-employee directors, key employees, consultants, and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time.

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Adjustments for Changes in Capital Structure.

Subject to any required action by our stockholders, in the event of any change in the shares of our common stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders in a form other than shares (excepting normal cash dividends) that has a material effect on the fair market value of shares, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Performance Share Plan and to any outstanding awards in order to prevent dilution or enlargement of participants’ rights under the plan. If a majority of the shares that are of the same class as the shares that are subject to outstanding awards are exchanged for, converted into, or otherwise become shares of another corporation, the Board of Directors may unilaterally and equitably amend the outstanding awards to provide that such awards are for the new shares. The Board of Directors may also make such adjustments in the terms of any award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate.

Consequences of a Change in Control.

The Board of Directors generally may provide for any one or more of the following in connection with a “change in control” of the Company (as that term is defined in the Performance Share Plan):

Accelerated Vesting. In the event of a change in control, all outstanding awards made to non-employee directors will be automatically deemed earned based on the applicable transaction price and such awards will be payable in full. In the event of a change in control, the Board of Directors may take such actions as it deems appropriate to provide for the acceleration of the vesting or settlement in connection with such change in control of each or any other outstanding award.

Assumption, Continuation, or Substitution. In the event of a change in control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof may, without the consent of any participant, either assume or continue the Company’s rights and obligations under each or any award outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquiror’s stock. Any award or portion thereof that is not assumed or continued by the acquiror in connection with the change in control or settled as of the change in control will terminate and cease to be outstanding effective as of the change in control.

Cash-Out of Awards. The Board of Directors may, without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award outstanding immediately prior to the change in control and not previously settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board of Directors) subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control.

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Nontransferability of Awards.

No award under the Performance Share Plan may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of by the participant to whom it is granted, other than by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights.

Tax Withholding and Tax Offset Payments.

We will have the right to deduct from payments of any kind otherwise due to a participant any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock pursuant to an award.

Term of Plan.

The Performance Share Plan is scheduled to expire 10 years from the date it is approved by our stockholders. However, the majority of the 1,310,104 shares that will be available for issuance under the Performance Share Plan will be subject to PSUs that will be eligible to be earned during the first performance period under the Performance Share Plan, which will expire on December 31, 2018 at the latest.

Amendment and Termination.

The Board of Directors may, at any time and from time to time, amend, suspend, or terminate the Performance Share Plan as to any awards that have not been made. An amendment shall be contingent on approval of our stockholders to the extent stated by the Board of Directors, required by applicable law, or required by applicable securities exchange listing requirements. No amendment, suspension, or termination of the Performance Share Plan may, without the consent of the participant, materially impair rights or obligations under any award previously awarded.

Clawback Policy.

All awards, amounts, and benefits received under the Performance Share Plan will be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the plan becomes effective.

Forfeiture.

If a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.

Further, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant in any agreement between the participant and the Company, the participant will forfeit and pay the following to the Company:

•	All outstanding awards granted to the participant under the Performance Share Plan, including awards that have become earned or vested;

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•	Any shares held by the participant in connection with the Performance Share Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

•	The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the Performance Share Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

New Plan Benefits.

The following New Plan Benefits table lists (i) each of the Company’s named executive officers, (ii) all of the Company’s named executive officers and current executive officers as a group, (iii) all of the Company’s eligible non-employee directors as a group, and (iv) all other current employees who are not executive officers as a group, indicating the number of PSUs that have been approved by the Compensation Committee under the Performance Share Plan for each of the foregoing, subject to stockholder approval of the Performance Share Plan:

Name and Position	Number of Units (#)
Stephen R. Rizzone, President and CEO	639,075
George B. Holmes, Senior Vice President of Sales and Marketing	127,815
Cesar Johnston, Senior Vice President of Engineering	127,815
Executive Group	958,613
Non-Executive Director Group	127,816
Non-Executive Officer Employee Group	127,816

Federal Income Tax Consequences.

The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Performance Share Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

PSUs. Typically, a recipient will not have taxable income upon the grant of PSUs. Subsequently, when the conditions and requirements for the PSUs have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a participant in respect of an award under the Performance Share Plan.

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Because we are a public company, special rules limit the deductibility of compensation paid to our CEO and to each of our three most highly compensated executive officers other than our CEO (and not including our CFO) whose compensation is required to be reported annually in our proxy statement. Under Code Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. The limitation on deductions does not apply, however, to qualified “performance-based compensation.” We intend for PSUs granted under the Performance Share Plan to constitute qualified performance-based compensation and, as such, to be exempt from the $1 million limitation on deductible compensation.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2015 Annual Meeting, in person or by proxy, and voting on the Performance Share Plan is required to approve the Performance Share Plan.

Board Recommendation

The Board recommends that the stockholders vote FOR approval of the Performance Share Plan.

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PROPOSAL 4—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015. We are presenting this selection to our stockholders for ratification at the annual meeting.

Marcum audited our financial statements for 2014. A representative of Marcum is not expected to be present at the 2015 Annual Meeting.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented at the 2015 Annual Meeting, in person or by proxy, and voting on such ratification. If our stockholders fail to ratify the selection of Marcum as the independent registered public accounting firm for 2015, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

The Board recommends that the stockholders vote FOR ratification of the appointment of Marcum as our independent registered public accounting firm for 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in “Compensation And Other Information Concerning Directors And Officers” beginning on page 19 and as described below, in 2014 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

On January 28, 2013, Mr. Leabman purchased 80,201 shares of common stock in exchange for $417.

On March 1, 2013, Absolute Ventures LLC, an affiliate of a former director of the Company, Greg Brewer, purchased 668,337 shares of common stock in exchange for $160,000.

On October 4, 2013, we entered into a Standard Industrial/Commercial Multi-Tenant Lease with ProSoft Engineering, Inc. for former principal office space located at 303 Ray Street, Pleasanton, CA 94566.  The lease covered approximately 3500 square feet of office and laboratory space and expires on June 4, 2014. The monthly rental rate under the lease was $6,055 and the aggregate amount payable to ProSoft Engineering under the lease was approximately $48,440 plus an additional security deposit of $6,055. Greg Brewer, a former member of our board of directors, is the owner and founder of ProSoft Engineering, Inc. In May 2014, the Company extended the lease until September 4, 2014 with a monthly rental rate under the lease during the extension period of $8,549.

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During the fiscal year ended December 31, 2014, we paid a total of $194,566 to Financial Consulting Strategies LLC (“FCS”). Our Interim Chief Financial Officer, Howard Yeaton, is the founder and managing partner of FCS. The amount paid to FCS during 2014 consisted of $68,413 for Mr. Yeaton’s services as our Interim Chief Financial Officer and $126,153 for other financial advisory and accounting services provided by FCS.

In February 2014, our Board of Directors adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Corporate Governance and Nominating Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Corporate Governance and Nominating Committee is not feasible, the Corporate Governance and Nominating Committee shall consider the related person transaction and, if the Corporate Governance and Nominating Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed or expected to be billed by Marcum for 2014 for audit and non-audit services, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2014	2013
Audit Fees (1)	$187,976	$153,745
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$187,976	$153,745

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy that requires that all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. Since the Audit Committee was not formed until February 2014 in connection with the Company’s initial public offering, all audit and permitted non-audit services provided by Marcum prior to February 2014 were approved by the Company’s Board of Directors. All audit and permitted non-audit services provided by Marcum since February 2014 were pre-approved by the Audit Committee.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of copies of such filings, we believe that all reporting persons complied on a timely basis with all Section 16(a) filing requirements during the year ended December 31, 2014, except that Stephen R. Rizzone filed a late Form 4 reporting the purchase of common stock in the Company’s initial public offering and Cesar Johnston filed a late Form 4 reporting the partial vesting of a performance-based restricted stock unit award.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the 2015 Annual Meeting other than those items stated above. If any other business should come before the 2015 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2015

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2014 is available without charge upon written request to: Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134.

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Appendix A

ENERGOUS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose

This Energous Corporation Employee Stock Purchase Plan is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that this Plan qualify as an “employee stock purchase plan” under Code Section 423 and this Plan shall be interpreted in a manner that is consistent with that intent.

2.	Definitions

“Board” means the Board of Directors of the Company.

“Code” means the U. S. Internal Revenue Code of 1986.

“Committee” means the committee appointed by the Board to administer this Plan from time to time. As of the Effective Date, the Compensation Committee of the Board shall be the Committee.

“Common Stock” means the common stock of the Company, par value $0.00001 per share.

“Company” means Energous Corporation, a Delaware corporation.

“Compensation” means base salary, wages, annual and recurring bonuses, and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay, and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Code Section 424.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under this Plan.

“Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to this Plan obtaining stockholder approval in accordance with Section 19.11.

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“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave, or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately after such three (3)-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means each Employee; provided, however, that the Committee may exclude from participation in this Plan or any Offering any Employee who (i) has been employed by the Company or a Participating Subsidiary for less than two (2) years, (ii) is customarily employed by the Company or a Participating Subsidiary for twenty (20) hours per week or less, (iii) is customarily employed by the Company or a Participating Subsidiary for not more than five (5) months per calendar year, or (iv) is a “highly compensated employee” of the Company or a Participating Subsidiary (within the meaning of Code Section 414(q)).

“Enrollment Form” means an agreement authorized by the Committee (which may be electronic) pursuant to which an Eligible Employee may elect to enroll in this Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined in the immediately following sentences. If the shares are listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the Trading Day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six (6) months beginning January 1 and July 1 of each year; provided, however, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in this Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in this Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Energous Corporation Employee Stock Purchase Plan.

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“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee for an Offering Period) of the Fair Market Value of a share of Common Stock on the Grant Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee for an Offering Period) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, however, that, the Purchase Price per share of Common Stock shall in no event be less than the par value of the Common Stock.

“Retirement” means the Participant’s voluntary termination of employment from the Company and each Participating Subsidiary after having attained age sixty-five (65).

“Securities Act” means the U.S. Securities Act of 1933.

“Subsidiary” means any corporation, domestic or foreign, of which not less than fifty percent (50%) of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Code Section 424(f).

“Trading Day” means any day on which the established stock exchange or national market system upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.	Administration

3.1           General. This Plan shall be administered by the Committee, which shall have the authority to construe and interpret this Plan, prescribe, amend, and rescind rules relating to this Plan’s administration, and take any other actions necessary or desirable for the administration of this Plan, including adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in this Plan. All decisions of the Committee in connection with the administration of this Plan shall be in the Committee’s sole discretion, and such decisions shall be final and binding on all persons. All expenses of administering this Plan shall be borne by the Company. The Board may take any action under this Plan that would otherwise be the responsibility of the Committee.

3.2           Delegation. To the extent necessary or appropriate, the Committee may delegate any of its duties or responsibilities under the Plan as they pertain to a Participating Subsidiary to such Participating Subsidiary. The Committee (or any Participating Subsidiary with the consent of the Committee) may appoint or engage any person or persons as a third party administrator to perform ministerial functions pertaining to the issuance, accounting, recordkeeping, forfeiture, exercise, communication, transfer, or any other functions or activities necessary or appropriate to administer and operate this Plan.

4.	Eligibility

4.1           General. Unless otherwise determined by the Committee in a manner that is consistent with Code Section 423, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Code Section 423.

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4.2           Eligibility Restrictions. Notwithstanding any provision of this Plan to the contrary, no Eligible Employee shall be granted an option under this Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding.

5.	Offering Periods

This Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start date, and end date of Offering Periods.

6.	Participation

6.1           Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in this Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in this Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least one percent (1%), but not more than ten percent (10%) (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), of his or her Compensation on each pay day occurring during an Offering Period. Payroll deductions shall commence on the first payroll date after the Grant Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to this Plan.

6.2           Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only one (1) time. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date, with any permitted change to take effect as soon as administratively practicable. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3           Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (ii) withdraws from this Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in this Plan.

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7.	Grant of Option

On each Grant Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than seven thousand five hundred (7,500) shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Sections 4.2 and 13).

8.	Exercise of Option/Purchase of Shares

A Participant’s option to purchase shares of Common Stock shall be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions shall be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account, subject to the limitations set forth in this Plan. No fractional shares may be purchased but notional fractional shares of Common Stock shall be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11. Any accumulated payroll deductions that remain in a Participant’s notional account after applying the limitations of Section 4.2 and Section 7 shall be returned to the Participant as soon as administratively practicable.

9.	Transfer of Shares

As soon as reasonably practicable after each Purchase Date, the Company shall arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants shall not have any voting, dividend, or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.	Withdrawal

10.1         Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly after receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions shall be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1.

10.2         Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period shall not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence after the completion of the Offering Period from which the Participant withdraws.

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11.	Termination of Employment; Change in Employment Status

In the event of a Participant’s termination of employment from the Company and the Participating Subsidiaries due to the Participant’s Retirement, Disability, or death within three (3) months before a Purchase Date, such Participant’s accumulated payroll deductions shall be used to purchase shares on the Purchase Date. Upon termination of a Participant’s employment from the Company and the Participating Subsidiaries for any other reason or at any other time, or a change in the Participant’s employment status after which the Participant is no longer an Eligible Employee, the Participant shall be deemed to have withdrawn from this Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated.

12.	Interest

No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in this Plan.

13.	Shares Reserved for Plan

13.1         Number of Shares. A total of six hundred thousand (600,000) shares of Common Stock have been reserved as authorized for the grant of options under this Plan. The shares of Common Stock may be newly issued shares, treasury shares, or shares acquired on the open market. If an option under this Plan expires or is terminated unexercised for any reason, the shares as to which such option so expired or terminated again may be made subject to an option under this Plan.

13.2         Oversubscribed Offerings. The number of shares of Common Stock that a Participant may purchase in an Offering under this Plan may be reduced if the Offering is oversubscribed. No option granted under this Plan shall permit a Participant to purchase shares of Common Stock that, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering, would exceed the total number of shares of Common Stock remaining available under this Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under this Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.	Transferability

No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder, may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17) by the Participant. Any attempt to assign, transfer, pledge, or otherwise dispose of such rights or amounts shall be without effect.

15.	Application of Funds

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.	Statements

Participants shall be provided with statements at least annually that shall set forth the contributions made by the Participant to this Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

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17.	Designation of Beneficiary

A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under this Plan in the event of such Participant’s death. In addition, a Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death before the Purchase Date of an Offering Period.

18.	Adjustments for Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions

18.1         Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Committee shall, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under this Plan, the Purchase Price per share, and the number of shares of Common Stock covered by each outstanding option under this Plan, and the numerical limits of Section 7 and Section 13.

18.2         Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress shall be shortened by setting a new Purchase Date and the Offering Period shall end immediately before the proposed dissolution or liquidation. The new Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3         Corporate Transactions. In the event of a Corporate Transaction, the then-current Offering Period shall be shortened by setting a new Purchase Date on which the Offering Period shall end. The new Purchase Date shall occur before the date of the Corporate Transaction. Before the new Purchase Date, the Committee shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.	General Provisions

19.1         Equal Rights and Privileges. Notwithstanding any provision of this Plan to the contrary and in accordance with Code Section 423, all Eligible Employees who are granted options under this Plan shall have the same rights and privileges.

19.2         No Right to Continued Service. Neither this Plan nor any compensation paid hereunder shall confer on any Participant the right to continue as an Employee or in any other capacity.

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19.3         Rights as Stockholder. A Participant shall become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under this Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant shall have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

19.4         Successors and Assigns. This Plan shall be binding on the Company and its successors and assigns.

19.5         Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6         Compliance with Law. The obligations of the Company with respect to payments under this Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7         Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under this Plan, if such disposition or transfer is made within two (2) years after the applicable Grant Date or within one (1) year after the applicable Purchase Date.

19.8         Term of Plan. This Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9         Amendment or Termination. The Committee may, in its sole discretion, amend, suspend, or terminate this Plan at any time and for any reason. If this Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock shall be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10       Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.11       Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.

19.12       Code Section 423. This Plan is intended to qualify as an “employee stock purchase plan” under Code Section 423. Any provision of this Plan that is inconsistent with Code Section 423 shall be reformed to comply with Code Section 423.

19.13       Withholding. To the extent required by applicable Federal, state, or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with this Plan.

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19.14         Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15         Plan Construction. In this Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively; (v) all references to articles and sections are to articles and sections in this Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document, or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document, or set of documents, shall mean such agreement, plan, policy, form, document, or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions, or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

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Appendix B

ENERGOUS CORPORATION

2015 PERFORMANCE SHARE UNIT PLAN

Energous Corporation, a Delaware corporation, sets forth herein the terms and conditions of its 2015 Performance Share Unit Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, non-employee directors, key employees, consultants, and advisors, and to motivate such officers, directors, key employees, consultants, and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Performance Share Units.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “Acquiror” shall have the meaning set forth in Section 10.2.1.

2.2. “Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.3. “Award” means a grant under the Plan of Performance Share Units.

2.4. “Award Agreement” means a written agreement between the Company and a Grantee, in substantially the form set forth as Exhibit A (or such other form as the Committee may determine from time to time), that evidences and sets out the terms and conditions of an Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Business Combination” shall have the meaning set forth in Section 10.2.2.

2.7. “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means: (i) the commission of any act by a Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) a Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality, or harassment which would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders, or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities, or penalties; (iii) the repeated failure by a Grantee to follow the directives of the chief executive officer of the Company or any of its Affiliates or the Board, or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.8. “Change in Control” shall have the meaning set forth in Section 10.2.2.

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2.9. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.10. “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee, or entity as the Committee). The Board shall cause the Committee to satisfy the applicable requirements of any securities exchange on which the Shares may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.11. “Company” means Energous Corporation, a Delaware corporation.

2.12. “Common Stock” means the common stock of the Company, par value $.00001 per share.

2.13. “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor for purposes of Form S-8.

2.14. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3).

2.15. “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically-determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months.

2.16. “Effective Date” means May 21, 2015, the date the Plan was approved by the Stockholders.

2.17. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. References to the Exchange Act shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.18. “Fair Market Value” of a Share as of a particular date means (i) if the Shares are listed on a national securities exchange, the closing or last price of a Share on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Shares are not then listed on a national securities exchange, or the value of Shares is not otherwise determinable, such value as determined by the Board.

2.19. “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.20. “Grantee” means a person who receives or holds an Award.

2.21. “Incumbent Directors” shall have the meaning set forth in Section 10.2.2.

2.22. “Issued Shares” means, collectively, all outstanding Shares issued pursuant to Awards.

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2.23. “New Shares” shall have the meaning set forth in Section 10.1.

2.24. “Performance Share Unit” means a bookkeeping entry reflecting the right of a Grantee to receive a Share in the future, on the terms and subject to the conditions of Section 8 and the applicable Award Agreement.

2.25. “Plan” means this Energous Corporation 2015 Performance Share Unit Plan.

2.26. “Section 162(m)” means Code Section 162(m).

2.27. “Section 409A” means Code Section 409A.

2.28. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended. References to the Securities Act shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.29. “Separation from Service” means a termination of Service of or by a Service Provider for any reason or no reason; provided, however, that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.30. “Service” means service as a Service Provider to the Company or an Affiliate. A Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.31. “Service Provider” means an employee, officer, non-employee member of the Board, or Consultant of the Company or an Affiliate.

2.32. “Share” means a share of Common Stock.

2.33. “Stockholders” means the stockholders of the Company.

2.34. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.35. “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

2.36. “Voting Securities” shall have the meaning set forth in Section 10.2.2.

3.	ADMINISTRATION OF THE PLAN

3.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 9 or as otherwise may be required by applicable law, regulatory requirement, or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Shares may then be listed. All decisions and actions by the Board or the Committee under the Plan, including the interpretation or construction of any provision of the Plan, any Award, or any Award Agreement, shall be in the sole discretion of the Board or the Committee, as applicable, and shall be final, binding, and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

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(i)          designate Grantees;

(ii)         determine the number of Shares to be subject to an Award;

(iii)        establish the terms and conditions of each Award;

(iv)         prescribe the form of each Award Agreement; and

(v)          amend, modify, or supplement the terms of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2. Forfeitures; Clawbacks

Upon notification of a Separation from Service for Cause, any outstanding Award held by the Grantee, whether vested or unvested, shall terminate immediately, such Award shall be forfeited, and the Grantee shall have no further rights thereunder.

Any Award, amount, or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, including the requirements of (i) Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing rules and regulations thereunder; (ii) similar rules under the laws of any other jurisdiction; and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Board to be applicable to the Grantee. By accepting an Award, the Grantee shall be deemed to have acknowledged and consented to the Company’s application, implementation, and enforcement of any applicable Company clawback policy that may apply to the Grantee, whether adopted prior to or following the date of the Award, and any provision of applicable law relating to cancellation, recoupment, rescission, or payback of compensation, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

If the Grantee breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant set forth in an Award Agreement or any other agreement between the Grantee and the Company or any Affiliate, whether during the Grantee’s Service or after the Grantee’s Separation from Service, in addition to any other penalties or restrictions that may apply under any such agreement, state law, or otherwise, the Grantee shall forfeit or pay to the Company:

(i)          any and all outstanding Awards granted to the Grantee, including Awards that have become earned or vested;

(ii)         any Shares held by the Grantee in connection with the Plan that were acquired by the Grantee after the Grantee’s Separation from Service and within the 12-month period immediately preceding the Grantee’s Separation from Service; and

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(iii)        the profit realized by the Grantee from the sale, or other disposition for consideration, of any Shares received by the Grantee in connection with the Plan after the Grantee’s Separation from Service, and within the 12-month period immediately preceding the Grantee’s Separation from Service where such sale or disposition occurs in such similar time period.

3.3. Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock units.

3.4. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

4.	SHARES SUBJECT TO THE PLAN

Subject to adjustment under Section 10, the aggregate number of Shares that shall be available for the grant of Awards is 1,310,104. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY

Awards may be made to any Service Provider as the Committee shall determine and designate from time to time.

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an Award Agreement. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

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8.	TERMS AND CONDITIONS OF PERFORMANCE SHARE UNITS

8.1. Performance Measures and Terms and Conditions

Performance Share Units shall be eligible to become earned during an applicable performance period based upon the level of the Company’s market capitalization during and at the end of such performance period, as set forth in the applicable Award Agreement. At the time of grant, the Board may establish a period of time and any additional terms and conditions applicable to Performance Share Units. Each Award of Performance Share Units may be subject to different restrictions.

8.2. Rights of Holders of Performance Share Units

8.2.1. Settlement of Performance Share Units

Performance Share Units shall be settled in Shares in accordance with the terms of the applicable Award Agreement.

8.2.2. Voting and Dividend Rights

Holders of Performance Share Units shall not have rights as Stockholders, including voting or dividend or dividend equivalent rights.

8.2.3. Creditor’s Rights

A holder of Performance Share Units shall have no rights other than those of a general creditor of the Company. Performance Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the Plan and the applicable Award Agreement.

8.3. Delivery of Shares

Upon the satisfaction of all applicable terms and conditions prescribed by the Board, the restrictions applicable to Performance Share shall lapse, and a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be; provided, however, that the Company may elect to satisfy any requirement for the delivery of stock certificates through the use of book entry.

8.4. Status of Performance Share Units under Section 162(m)

It is the intent of the Company that Performance Share Units granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Board, qualify as “performance-based compensation” under Section 162(m); accordingly, such Performance Share Units shall be administered and interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Share Units, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to Performance Share Units does not comply or is inconsistent with the applicable requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. The maximum number of Shares that may be subject to Performance Share Units that are granted to any one Grantee during any calendar year and that are intended to qualify as “performance-based compensation” under Section 162(m), and then only to the extent that such limitation is required by Section 162(m), shall be 639,075. Notwithstanding anything herein to the contrary, the Board may provide for Performance Share Units to Covered Employees that are not intended qualify as “performance-based compensation” under Section 162(m).

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9.	REQUIREMENTS OF LAW

9.1. General

The Company shall not be required to issue Shares under any Award if the issuance of such Shares would constitute a violation by the Grantee, any other person, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other person pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or other person may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.

9.2. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards granted to officers and directors will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

10.	EFFECT OF CHANGES IN CAPITALIZATION

10.1. Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of Shares subject to the Plan and to any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares that are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to the outstanding Awards and the outstanding Awards shall be adjusted by the Board in a fair and equitable manner. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 10.1 shall be made in accordance with Section 409A to the extent applicable.

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10.2. Change in Control

10.2.1. Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control:

(a)          Accelerated Vesting. In the event of a Change in Control, all outstanding Awards made to non-employee directors shall be automatically deemed earned based on the applicable transaction price and such Awards shall be payable in full in connection therewith. In the event of a Change in Control, the Board may take such actions as it deems appropriate to provide for the acceleration of the vesting or settlement in connection with such Change in Control of each or any other outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(b)          Assumption, Continuation, or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 10.2.1, if so determined by the Board, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property, or a combination thereof) to which a holder of a Shares on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)          Cash-Out of Awards. The Board may, without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Shares in the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

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10.2.2. Change in Control Defined

A “Change in Control” means the consummation of any of the following events:

(a)          the acquisition, other than from the Company, by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act), or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b)          a reorganization, merger, consolidation, or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c)          a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d)          during any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company shall not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

10.3. Adjustments

Adjustments under this Section 10 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

11.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

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12.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

12.1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

12.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including the granting of stock options as the Board determines desirable.

12.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award or (ii) otherwise due in connection with an Award. At the time of such vesting or lapse, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 12.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12.4. Captions

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

12.5. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement shall govern.

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12.6. Number and Gender; References

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires. Unless provided otherwise, all references to articles, sections, exhibits, attachments, and the like shall be to articles, sections, exhibits, attachments, and the like in the Plan.

12.7. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law.

12.9. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

12.10. Transferability of Awards and Issued Shares

12.10.1. Transfers in General

No Award shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of by the Grantee to whom it is granted, other than by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

12.10.2. Issued Shares

No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away, or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws, and with the terms and conditions of the Plan and (ii) the transferee consents in writing to be bound by the provisions of the Plan, if so required by the Board. In connection with any proposed transfer, the Board may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Board, that such transfer is in compliance with all foreign, federal, and state securities laws. Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 12.10.2 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition, and shall not in any way give effect to any such disposition of Issued Shares.

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Adopted by the Board: April 10, 2015

Approved by the Stockholders: _______, 2015

Scheduled Termination Date: _______, 2025

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Stephen R. Rizzone 02 Michael Leabman 03 Nicolaos G. Alexopoulos 04 John R. Gaulding 05 Robert J. Griffin
06 Rex S. Jackson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000244423_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

ENERGOUS CORPORATION
Proxy for Annual Meeting of Stockholders
May 21, 2015 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints John R. Gaulding and Stephen R. Rizzone, and each of them, with the power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Common Stock of Energous Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Energous Corporation to be held May 21, 2015 at 11:00 a.m. local time, at the Company's offices located at 3590 North First Street, Suite 210, San Jose, CA 95134 or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000244423_2 R1.0.0.51160